FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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THE ADAMS EXPRESS COMPANY
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
The Adams Express Company
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

GENERATION AFTER GENERATION – WE GROW WITH YOU.™

ANNUAL REPORT 2012

ADAMS

EXPRESS

COMPANY

2012 AT A GLANCE

The Fund

•	a closed-end equity investment company
•	objectives:	preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	annual distribution rate of at least 6%
•	low turnover

Stock Data (12/31/12)

NYSE Symbol	ADX
Market Price	$10.59
52-Week Range	$9.75 – $11.57
Discount	14.8%
Shares Outstanding	93,029,724

Summary Financial Information

	Year Ended December 31,
	2012	2011
Net asset value per share	$12.43	$11.54
Total net assets	1,155,997,037	1,050,733,678
Unrealized appreciation	143,061,370	62,511,196
Net investment income	17,547,510	13,858,578
Net realized gain	47,997,411	45,998,641
Total return (based on market price)	16.9%	(4.2)%
Total return (based on net asset value)	14.7%	(2.8)%
Ratio of expenses to average net assets	0.65%	0.55%
Annual distribution rate	6.3%	6.1%

2012 Dividends and Distributions

Paid	Amount (per share)	Type
March 1, 2012	$0.01	Long-term capital gain
March 1, 2012	0.01	Short-term capital gain
March 1, 2012	0.03	Investment income
June 1, 2012	0.05	Investment income
September 1, 2012	0.05	Investment income
December 27, 2012	0.38	Long-term capital gain
December 27, 2012	0.09	Short-term capital gain
December 27, 2012	0.05	Investment income

	$0.67

2013 Annual Meeting of Shareholders

Location: Maryland Club, Baltimore, Maryland

Date: March 19, 2013

Time: 10:00 a.m.

PORTFOLIO REVIEW

December 31, 2012

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Petroleum & Resources Corp.*	$52,307,634	4.5%
Apple Inc.	49,571,790	4.3
JPMorgan Chase & Co.	26,382,000	2.3
QUALCOMM Inc.	24,808,000	2.2
Lowe’s Companies, Inc.	21,312,000	1.8
International Business Machines Corp.	20,112,750	1.7
Wells Fargo & Co.	19,140,800	1.7
Microsoft Corp.	18,711,000	1.6
AT&T Corp.	18,540,500	1.6
Google Inc. (Class A)	18,443,620	1.6

	$269,330,094	23.3%

* Non-controlled affiliated closed-end fund

Sector Weightings

LETTER TO SHAREHOLDERS

The Year in Review

Equity markets produced a solid return in 2012 led by a renewed interest in the financial and consumer sectors. A strong start to the year was built upon an improving U.S. economy and the anticipation that Europe would find a way to avoid economic disaster. The upward trajectory of the market paused in the spring as tensions escalated in the Middle East and again in the fall as the presidential election and fiscal cliff drew investors’ attention. The S&P 500 Index ended the year at its highest point, producing a total return of 16.0%. Adams Express enjoyed a very good 2012 with a total return on net asset value of 14.7%. The Lipper Large-Cap Core Mutual Fund Average, our peer group, returned 15.0%. The Adams Express total return on market value was 16.9%, reflecting a narrowing of the discount during the year.

Our view at the onset of 2012 was for 2.5% GDP growth in the U.S. and global growth of 3.5%, led by China and held back by Europe. Closing out 2012, the U.S. growth was about 2.3%, not straying too far from expectations. A U.S. economy in search of stability was helped by a recovering housing market and gradual job improvement, only to face generally weak capital investment, a severe drought, the uncertainty surrounding the presidential election, and a looming fiscal cliff. China disappointed modestly and served to drag global growth expectations lower. The outlook for China’s GDP waned as the year progressed, driven by concerns over a decelerating economy. China is challenged by a shift toward an economy driven by domestic consumption from one based on investment and exports. Further, sharply rising wages and production costs have eroded the once prevalent low-cost manufacturing advantage long enjoyed by China. Brazil experienced a severe drought that left output far short of expectations, highlighting the country’s dependence on agriculture. In India, underinvestment in infrastructure led to widespread blackouts during the summer. The country continues to face political and economic challenges that will likely leave output below potential. European growth was weak, as expected, as the European Union dealt with a fractured financial system and worked through concerns over dissolution. Globally, many of the same issues affecting 2012 will continue to serve as the backdrop for the economy in 2013.

Earnings for the S&P 500 Index only grew about 3%-4% in 2012 following 15% growth in 2011. A low level of economic expansion and corporations struggling to achieve additional cost savings produced only modest earnings growth in 2012. However, equities rose sharply as valuations expanded to reflect the removal of some uncertainty in the outlook. Throughout the year, several economic indicators inched higher, led by stronger housing construction and improved manufacturing activity. Similar to 2011, the year began with a strong surge by equity markets. Europe agreed to bail out Greece again, removing a major hurdle in the global outlook. The spring brought about additional concerns as unrest grew in the Middle East. In the U.S., summer brought a severe drought, leading to a sharp rise in commodity prices, including record corn prices. Late in the year, attention shifted to the election and the fiscal cliff of tax increases and spending cuts set to take effect in 2013.

Our portfolio performed well in 2012. Consumer discretionary and financials were the Fund’s best performing sectors, up 29.6% and 25.4% for the year, respectively. The consumer discretionary sector was led by companies with exposure to a recovering housing market. Financials drew the attention of investors as the economy appeared to be stabilizing and regulatory uncertainty waned. The health care sector rose 19.1%, with very strong performance in biotechnology. Telecommunications holdings rose 18.2%, fueled by an increased appetite for dividends. Industrial holdings benefited from a recovering economy and rose 16.9% as the cyclically-sensitive machinery companies and housing-exposed names performed very well. Our holdings in technology companies lagged the broader market and were up only 11.8% as capital spending plans, in general, fell short of expectations. Holdings in consumer staples and utilities, typically viewed as defensive, rose by only mid-single digits for the year as investors shifted toward more cyclical areas of the market. Fund holdings in the energy and materials sectors were up 3.1% and 7.2%, respectively, due to uncertainty about global growth, particularly in China, and relatively flat energy and commodity prices. Overall, our Fund had a solid year and is positioned well for 2013 and beyond.

Douglas G. Ober Chairman and Chief Executive Officer David D. Weaver President

LETTER TO SHAREHOLDERS (CONTINUED)

Investment Results

At the end of 2012, our net assets were $1,155,997,037 or $12.43 per share on 93,029,724 shares outstanding. This compares with $1,050,733,678 or $11.54 per share on 91,073,899 shares outstanding a year earlier. Net investment income for 2012 was $17,547,510 compared to $13,858,578 for 2011. These earnings are equal to $0.19 and $0.16 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (total expenses to average net assets) for 2012 was 0.65%. Net realized gains amounted to $47,997,411 during the year, while the unrealized appreciation on investments increased from $62,511,196 at December 31, 2011 to $143,061,370 at the end of 2012.

Dividends and Distributions

The total dividends and distributions paid in 2012 were $0.67 per share, producing a 6.3% annual distribution rate for the year, compared to $0.65 and an annual distribution rate of 6.1% in 2011 and, in both years, exceeding our 6% minimum distribution rate commitment. The table on page 21 shows the history of our dividends and distributions over the past fifteen years, including the annual distribution rate to shareholders.

The total distributions made in 2012 included a year-end distribution of $0.52 per share, as announced on November 8, 2012, consisting of investment income of $0.05 and capital gains of $0.47, paid on December 27, 2012 and taxable to shareholders in 2012. On January 10, 2013, a distribution of $0.05 per share was declared to shareholders of record February 15, 2013, payable March 1, 2013, representing the balance of undistributed net investment income and capital gains earned during 2012, all taxable to shareholders in 2013.

Outlook for 2013

Global economic growth in 2012 was modest. Some progress was made, but many challenges remain. We expect global GDP growth in 2013 to approximate 2.5%-3.0%, slightly below 2012. The U.S. economy is gradually improving on the backs of the consumer and a recovering housing market, but the swelling budget deficit remains the greatest challenge. U.S. GDP should expand by 2.5% in 2013, a slight uptick from the 2012 rate of 2.3%. We believe Europe is likely to grow slightly despite forecasts for economic contraction. Europe appears to be avoiding disaster by pulling together to address the result of years of overspending and structural deficiencies. Deleveraging and austerity may serve to boost confidence over the next year. Significant work remains, but the intent seems genuine. As mentioned earlier, China is going through a transformation. The country has significant potential and will remain one of the most influential economies in the world. China’s demand for the world’s commodities and materials is a key factor in the outlook. The extent to which it is able to shift toward a consumer-based economy without upsetting the global marketplace will shape the world economy in the coming years.

The stock market jumped nicely to start 2013 as the U.S. passed legislation to avoid going over the fiscal cliff. Another reason for the early strength may be in fund money flows. Money has flowed into equity funds to start the year at a pace not seen in a long time. Following years of money flowing out of equities, a reversal of that trend could be significant for the markets, but it is too early to draw any conclusions. Despite early strength, many issues will continue to weigh on the equity markets in the short term as investors focus on the debt ceiling and the impact of higher taxes on consumers’ spending habits. Our long-term focus helps us find opportunities during periods of uncertainty. The changes we made to the portfolio in 2012, and those being made today, are designed to position the Fund for solid long-term performance. In the fourth quarter of 2012, most of the additions to the portfolio were in higher-growth areas such as technology, consumer discretionary, and financials. We also shifted some of our health care holdings toward better growth opportunities within the same sector. Throughout our investment process, we keep a sharp eye on maintaining a high-quality, diversified portfolio. The turnover of the Fund has increased as we have strived to be more nimble in responding to market opportunities. We believe the changes made serve to position the Fund for long-term success.

By order of the Board of Directors,

Douglas G. Ober	David D. Weaver
Chairman and Chief Executive Officer	President

January 25, 2013

LETTER TO SHAREHOLDERS (CONTINUED)

Douglas G. Ober, our long-time CEO and Chairman of the Board, is retiring on March 31, 2013. After joining the Fund in 1980, he became the CEO and lead portfolio manager in 1990 and Board Chairman in 1991. He has been the driving force behind the Fund’s performance over that time. His investment acumen and steady management style have come to define the Fund and have guided us through the many challenges that we have faced over the past 23 years. He has also served as our resident historian and has worked tirelessly to preserve our fascinating corporate history.

Mr. Ober also will be stepping down as the Chairman of the Board after this year’s Annual Meeting, but will continue as a consultant to the Fund to assist with the transition to our new CEO. Mr. Ober has built and leaves behind an outstanding team that will continue to build on the Fund’s 83-year track record of investment performance for our shareholders. We want to express our profound admiration and appreciation for everything that he has accomplished over the past 32 years and wish him all the best in his well-deserved retirement.

Mark E. Stoeckle has been selected as the Fund’s next CEO and will begin his tenure on February 11, 2013. He will also be joining the Board of Directors. Mr. Stoeckle has had a distinguished 30-year career in financial services and asset management, and brings a wealth of investment and business experience to the role. He comes to the Fund from the global investment management firm BNP Paribas Investment Partners, in Boston, where he has served since 2004 as Chief Investment Officer, U.S. Equities and Global Sector Funds. With his outstanding record of achievement, his leadership ability and experience are ideally suited to lead our portfolio management team and the Fund.

Daniel E. Emerson, the Fund’s Lead Director and a member of the Board of Directors since 1982, has decided not to stand for reelection to the Board at the Annual Meeting. He has been a tremendous asset to the Fund over his tenure and has played an instrumental role in its success. He has served as the Chair of all of our Board Committees at one time or another and has helped to define the role of Lead Director that has served the Fund so well. Mr. Emerson is greatly admired by us all and we are so thankful for his keen insights and enthusiastic dedication to our mission. He will be missed.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets
Investments* at value:
Common stocks (cost $976,212,454)	$1,101,453,447
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	52,307,634
Short-term investments (cost $585,046)	585,046
Securities lending collateral (cost $17,166,879)	17,166,879	$1,171,513,006
Cash		228,711
Receivables:
Investment securities sold		1,065,517
Dividends and interest		866,381
Prepaid pension cost		1,788,998
Prepaid expenses and other assets		3,035,709
Total Assets		1,178,498,322

Liabilities
Open written option contracts* at value (proceeds $522,721)		274,574
Obligations to return securities lending collateral		17,166,879
Accrued pension liabilities		3,349,453
Accrued expenses and other liabilities		1,710,379
Total Liabilities		22,501,285
Net Assets		$1,155,997,037

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 93,029,724 shares (includes 138,648 restricted shares, 18,000 nonvested or deferred restricted stock units, and 13,551 deferred stock units) (note 6)		$93,030
Additional capital surplus		1,014,055,656
Accumulated other comprehensive income (note 5)		(2,881,871)
Undistributed net investment income		2,836,318
Undistributed net realized gain on investments		(1,167,466)
Unrealized appreciation on investments		143,061,370
Net Assets Applicable to Common Stock		$1,155,997,037
Net Asset Value Per Share of Common Stock		$12.43

*See Schedule of Investments on page 15 and Schedule of Outstanding Written Option Contracts on page 14.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income
Income:
Dividends:
From unaffiliated issuers (net of $90,127 in foreign taxes)	$23,539,092
From non-controlled affiliate	940,313
Other income	459,822
Total income	24,939,227
Expenses:
Investment research	3,588,753
Administration and operations	1,513,672
Directors’ fees	490,310
Travel, training, and other office expenses	389,659
Transfer agent, registrar, and custodian	332,751
Investment data services	265,318
Reports and shareholder communications	255,509
Occupancy	160,964
Audit and accounting services	122,900
Insurance	102,548
Legal services	82,116
Other	87,217
Total expenses	7,391,717
Net Investment Income	17,547,510

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	43,793,406
Net realized gain distributed by regulated investment company (non-controlled affiliate)	2,558,526
Net realized gain on written option contracts	1,645,479
Change in unrealized appreciation on securities	80,656,064
Change in unrealized appreciation on written option contracts	(105,890)
Net Gain on Investments	128,547,585

Other Comprehensive Income (note 5)
Defined benefit pension plans:
Net actuarial loss arising during period	(699,409)
Amortization of net loss	268,331
Effect of settlement (non-recurring)	187,740
Other Comprehensive Income	(243,338)
Change in Net Assets Resulting from Operations	$145,851,757

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2012	2011
From Operations:
Net investment income	$17,547,510	$13,858,578
Net realized gain on investments	47,997,411	45,998,641
Change in unrealized appreciation on investments	80,550,174	(96,710,494)
Change in accumulated other comprehensive income (note 5)	(243,338)	(602,411)
Change in net assets resulting from operations	145,851,757	(37,455,686)

Distributions to Shareholders From:
Net investment income	(16,392,876)	(13,335,356)
Net realized gain from investment transactions	(44,625,641)	(44,457,396)
Decrease in net assets from distributions	(61,018,517)	(57,792,752)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	20,118,651	20,946,619
Deferred compensation (notes 4, 6)	311,468	363,531
Increase in net assets from capital share transactions	20,430,119	21,310,150
Total Change in Net Assets	105,263,359	(73,938,288)

Net Assets:
Beginning of year	1,050,733,678	1,124,671,966
End of year (including undistributed net investment income of $2,836,318 and $1,943,560, respectively)	$1,155,997,037	$1,050,733,678

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Adams Express Company (the Fund) is registered under the Investment Company Act of 1940 as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Fund management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Fund are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Expenses — The Fund shares certain costs for investment research and data services, administration and operations, travel, training, office expenses, occupancy, accounting and legal services, insurance, and other miscellaneous items with its non-controlled affiliate, Petroleum & Resources Corporation. Shared expenses that are not solely attributable to one fund are allocated to each fund based on relative net asset values or, in the case of investment research staff and related costs,

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

relative market values of portfolio securities in the particular sector of coverage. Changes in expense allocations are updated quarterly, as appropriate, except for those related to payroll, which are updated annually.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Fund’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available in the circumstances.

The Fund’s investments at December 31, 2012 were classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,153,761,081	$—	$—	$1,153,761,081
Short-term investments	585,046	—	—	585,046
Securities lending collateral	17,166,879	—	—	17,166,879
Total investments	$1,171,513,006	$—	$—	$1,171,513,006
Written options	$(274,574)	$—	$—	$(274,574)

There were no transfers into or from Level 1 or Level 2 during the year ended December 31, 2012.

2. Federal Income Taxes

No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2012, the identified cost of securities for federal income tax purposes was $1,031,216,276 and net unrealized appreciation aggregated $140,296,730, consisting of gross unrealized appreciation of $227,536,069 and gross unrealized depreciation of $87,239,339.

Distributions are determined in accordance with our 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, and loss deferrals for wash sales. Differences that are permanent, while not material for the year ended December 31, 2012, are reclassified in the capital accounts of the Fund’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Fund during the years ended December 31, 2012 and December 31, 2011 were classified as ordinary income of $25,489,925 and $19,552,826, respectively, and as long-term capital gain of $35,504,402 and $38,214,991, respectively. The tax basis of distributable earnings at December 31, 2012 was $3,616,709 of undistributed ordinary income and $407,546 of undistributed long-term capital gain.

3. Investment Transactions

The Fund’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2012 were $326,867,754 and $300,241,389, respectively.

The Fund is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Fund may purchase and write option contracts to increase or decrease its equity price risk exposure or may write

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, liquidity, and unfavorable equity price movements. The Fund has mitigated counterparty credit and liquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Fund to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2012 can be found on page 14.

When the Fund writes (purchases) an option, an amount equal to the premium received (paid) by the Fund is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date and are separately identified in the Statement of Operations. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2012 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2011	676	$116,650	1,259	$327,066
Options written	9,805	1,240,218	11,110	1,727,880
Options terminated in closing purchase transactions	(1,737)	(240,806)	(731)	(203,631)
Options expired	(6,719)	(876,752)	(8,532)	(1,383,386)
Options exercised	(250)	(27,049)	(1,160)	(157,469)
Options outstanding, December 31, 2012	1,775	$212,261	1,946	$310,460

4. Capital Stock

The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2012, the Fund issued 1,923,171 shares of its Common Stock at a price of $10.455 per share (the average market price on December 10, 2012) to shareholders of record November 19, 2012 who elected to take stock in payment of the distribution from 2012 capital gain and investment income. During 2012, 1,125 shares were issued at a weighted average price of $10.53 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2011, the Fund issued 2,147,935 shares of its Common Stock at a price of $9.745 per share (the average market price on December 7, 2011) to shareholders of record November 21, 2011 who elected to take stock in payment of the distribution from 2011 capital gain and investment income. During 2011, 1,435 shares were issued at a weighted average price of $10.43 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Fund may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2012 and 2011 were as follows:

	Shares		Amount
	2012	2011	2012	2011
Shares issued in payment of distributions	1,924,296	2,149,370	$20,118,651	$20,946,619
Net activity under the 2005 Equity Incentive Compensation Plan	31,529	39,343	311,468	363,531
Net change	1,955,825	2,188,713	$20,430,119	$21,310,150

5. Retirement Plans

Defined Contribution Plans — The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund expensed contributions to the plans in the amount of $320,389, a portion thereof based on company performance, for the year ended December 31, 2012. The Fund does not provide postretirement medical benefits.

Defined Benefit Plans — On October 1, 2009, the Fund froze its non-contributory qualified and nonqualified defined benefit pension plans. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost. Non-recurring settlement costs are recognized in net periodic pension cost when a plan participant receives a lump-sum benefit payment and includes the amount of which is in excess of the present value of the projected benefit and any unamortized actuarial losses attributable to the portion of the projected benefit obligation being satisfied.

The Fund’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Fund deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Fund contributed $1,225,000 to the qualified plan and $227,424 to the nonqualified plan in 2012 and anticipates making aggregate contributions of up to $525,000 in 2013.

The Fund uses a December 31 measurement date for its plans. Details in aggregate for the plans were as follows:

	2012	2011
Change in benefit obligation
Benefit obligation at beginning of year	$10,207,237	$9,417,968
Interest cost	359,366	389,980
Actuarial loss	1,029,954	604,445
Benefits paid	(177,079)	(205,156)
Effect of settlement (non-recurring)	(554,067)	—
Benefit obligation at end of year	$10,865,411	$10,207,237

Change in qualified plan assets
Fair value of qualified plan assets at beginning of year	$8,148,262	$8,058,143
Actual return on plan assets	615,406	247,851
Employer contributions	1,225,000	—
Benefits paid	(129,655)	(157,732)
Settlement (non-recurring)	(554,067)	—
Fair value of qualified plan assets at end of year	$9,304,946	$8,148,262
Funded status	$(1,560,465)	$(2,058,975)

The accumulated benefit obligation for all defined benefit pension plans was $10,865,411 and $10,207,237 at December 31, 2012 and 2011, respectively.

The primary investment objectives of the Fund’s qualified pension plan assets are to provide capital appreciation, income, and preservation of capital. The plan’s objectives are achieved through a diversified portfolio including common stock of the Company and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Fund’s targeted asset allocation for 2013 is to maintain approximately 80% of plan assets invested in fixed income securities, approximately 15% of plan assets invested in equity securities, and approximately 5% in cash and short-term securities. The investment in the Fund’s common stock represented 8% of plan assets at December 31, 2012.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2012 were classified as follows:

	Level 1	Level 2	Level 3	Total
Equity PSAs	$—	$638,844	$—	$638,844
Fixed Income PSAs	—	5,620,998	—	5,620,998
Money Market PSA’s	—	2,345,036	—	2,345,036
Regulated Investment Companies	700,068	—	—	700,068
Total	$700,068	$8,604,878	$—	$9,304,946

Items impacting the Fund’s net investment income and accumulated other comprehensive income were:

	2012	2011
Components of net periodic pension cost
Interest cost	$359,366	$389,980
Expected return on plan assets	(278,506)	(436,909)
Net loss component	268,331	191,093
Effect of settlement (non-recurring)	187,740	—
Net periodic pension cost	$536,931	$144,164

	2012	2011
Accumulated other comprehensive income
Defined benefit pension plans:
Balance at beginning of year	$(2,638,533)	$(2,036,122)
Current period other comprehensive income	(243,338)	(602,411)
Balance at end of year	$(2,881,871)	$(2,638,533)

Accumulated other comprehensive income was comprised of net actuarial losses of $(2,881,871) and $(2,638,533) at December 31, 2012 and 2011, respectively. In 2013, the Fund estimates that $252,062 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2012	2011
Discount rate	3.75%	4.42%
Rate of compensation increase	—	—

The assumptions used to determine net periodic pension cost were:

	2012	2011
Discount rate	4.20%	5.18%
Expected long-term return on plan assets	4.00%	6.00%
Rate of compensation increase	—	—

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2013	$3,760,000
2014	679,000
2015	321,000
2016	311,000
2017	920,000
Years 2018-2022	1,850,000

6. Equity-Based Compensation

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting and re-approved at the 2010 Annual Meeting, permits the grant of restricted stock awards (both performance and nonperformance-based), as well as stock options and other stock incentives, to key employees and all non-employee directors. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards typically vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that annual employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Fund’s Common Stock, of which 3,108,908 remain available for future grants at December 31, 2012.

A summary of the status of the Fund’s awards granted under the 2005 Plan as of December 31, 2012, and changes during the year then ended, is presented below:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2011	158,237	$9.96
Granted:
Restricted stock	55,494	10.15
Restricted stock units	6,000	10.98
Deferred stock units	821	10.51
Vested & issued	(29,715)	8.83
Forfeited	(20,638)	8.41
Balance at December 31, 2012 (includes 134,912 performance-based awards and 35,287 nonperformance-based awards)	170,199	$10.57

Compensation cost resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation cost is based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation cost for restricted stock granted to employees for the year ended December 31, 2012 was $339,383. The total compensation cost for restricted stock units granted to non-employee directors for the year ended December 31, 2012 was $66,059. As of December 31, 2012, there was total unrecognized compensation cost of $541,772, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. That cost is expected to be recognized over a weighted average period of 1.61 years. The total fair value of shares and units vested during the year ended December 31, 2012 was $302,117.

The Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and, as of December 31, 2012, there are no remaining grants of stock options and stock appreciation rights outstanding.

A summary of option activity under the 1985 Plan as of December 31, 2012, and changes during the year then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2011	24,857	$8.70	0.16
Exercised	(24,857)	8.70	—	$40,049
Outstanding at December 31, 2012	—	$—	—	$—

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2012 was $16,919.

7. Officer and Director Compensation

The aggregate remuneration paid during the year ended December 31, 2012 to officers and directors amounted to $2,904,541, of which $472,468 was paid to directors who were not officers. These amounts represent the taxable income to the Fund’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At December 31, 2012, the Fund had securities on loan of $17,279,889 and held cash collateral of $17,166,879; additional collateral was delivered the next business day in accordance with the procedure described above. The Fund is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. Operating Lease Commitments

The Fund leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. The Fund recognized rental expense of $147,967 in 2012, and its minimum rental commitments are as follows:

2013	$158,100
2014	158,558
2015	158,836
2016	76,736
Total	$552,230

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.54	$12.65	$11.95	$9.61	$15.72
Net investment income	0.19	0.16	0.15	0.13	0.25
Net realized gains and increase (decrease) in unrealized appreciation	1.41	(0.56)	1.10	2.64	(5.68)
Change in accumulated other comprehensive income (note 5)	0.00	(0.01)	0.00	0.04	(0.05)
Total from investment operations	1.60	(0.41)	1.25	2.81	(5.48)
Less distributions
Dividends from net investment income	(0.18)	(0.15)	(0.14)	(0.15)	(0.26)
Distributions from net realized gains	(0.49)	(0.50)	(0.37)	(0.30)	(0.38)
Total distributions	(0.67)	(0.65)	(0.51)	(0.45)	(0.64)
Capital share repurchases	0.00	0.00	0.00	0.02	0.05
Reinvestment of distributions	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Total capital share transactions	(0.04)	(0.05)	(0.04)	(0.02)	0.01
Net asset value, end of year	$12.43	$11.54	$12.65	$11.95	$9.61
Market price, end of year	$10.59	$ 9.64	$10.72	$10.10	$8.03

Total Investment Return
Based on market price	16.9%	(4.2)%	11.5%	32.1%	(38.9)%
Based on net asset value	14.7%	(2.8)%	11.2%	30.6%	(34.4)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,155,997	$1,050,734	$1,124,672	$1,045,027	$840,012
Ratio of expenses to average net assets*	0.65%	0.55%	0.58%	0.90%	0.48%
Ratio of net investment income to average net assets*	1.54%	1.25%	1.29%	1.30%	1.82%
Portfolio turnover	27.40%	21.50%	16.15%	15.05%	18.09%
Number of shares outstanding at end of year (in 000’s)	93,030	91,074	88,885	87,415	87,406

*	For 2009, the ratios of expenses and net investment income to average net assets were 0.76% and 1.44%, respectively, after adjusting for non-recurring pension expenses. For 2012, the adjusted ratios were 0.63% and 1.56%, respectively.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2012

Contracts (100 shares each)	Security	Strike Price	Contract Expiration	Value

COVERED CALLS
200	Boeing Co.	$ 85	May 13	$22,800
100	BorgWarner, Inc.	82.50	Jan 13	1,000
100	Caterpillar Inc.	100	Jan 13	600
76	CF Industries Holdings, Inc.	250	Jan 13	1,672
76	CF Industries Holdings, Inc.	240	Feb 13	8,132
14	CF Industries Holdings, Inc.	245	May 13	4,060
195	Cliffs Natural Resources Inc.	55	Jan 13	390
207	Freeport-McMoRan Copper & Gold Inc.	36	Feb 13	15,111
300	Halliburton Co.	35	Jan 13	23,400
129	National Oilwell Varco, Inc.	90	Jan 13	387
135	Praxair, Inc.	115	Apr 13	23,625
143	Teck Resources Ltd. (Class B)	36	Jan 13	17,589
100	Terex Corp.	30	Jan 13	5,000

1,775				123,766

COLLATERALIZED PUTS
100	Boeing Co.	62.50	Feb 13	2,700
200	Boeing Co.	62.50	May 13	21,000
100	BorgWarner, Inc.	55	Jan 13	2,000
100	BorgWarner, Inc.	57.50	Apr 13	12,000
100	Caterpillar Inc.	72.50	Jan 13	1,100
100	Caterpillar Inc.	77.50	Jan 13	1,800
100	Caterpillar Inc.	70	Feb 13	2,700
76	CF Industries Holdings, Inc.	165	Jan 13	1,520
7	CF Industries Holdings, Inc.	165	Feb 13	903
76	CF Industries Holdings, Inc.	165	May 13	31,920
100	Eaton Corp. plc	37.50	Jan 13	500
100	FedEx Corp.	75	Jan 13	700
200	MEDNAX, Inc.	75	Jan 13	8,000
100	National Oilwell Varco, Inc.	65	May 13	40,500
100	Peabody Energy Corp.	23	Jan 13	1,700
67	Praxair, Inc.	90	Jan 13	1,005
120	Schlumberger Ltd.	60	Apr 13	18,360
100	Terex Corp.	15	Jan 13	500
100	United Technologies Corp.	72.50	Jan 13	1,900

1,946				150,808

	Total Option Liability (Unrealized Gain of $248,147)			$274,574

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value (A)
Common Stocks — 99.8%
Consumer Discretionary — 10.9%
Bed Bath & Beyond Inc. (C)	130,000	$7,268,300
BorgWarner, Inc. (C) (F)	110,000	7,878,200
Coach, Inc.	100,000	5,551,000
Columbia Sportswear Co. (B)	200,000	10,672,000
Lowe’s Companies, Inc.	600,000	21,312,000
Marriott International Inc. (Class A)	300,000	11,181,000
McDonald's Corp.	180,000	15,877,800
Newell Rubbermaid Inc.	400,000	8,908,000
Ryland Group, Inc.	333,500	12,172,750
Target Corp.	120,000	7,100,400
Walt Disney Co.	360,000	17,924,400

		125,845,850

Consumer Staples — 10.0%
Avon Products, Inc.	359,600	5,163,856
Bunge Ltd.	100,000	7,269,000
Coca-Cola Co.	300,000	10,875,000
CVS/Caremark Corp.	295,000	14,263,250
Diageo plc ADR	50,000	5,829,000
General Mills, Inc.	230,000	9,294,300
PepsiCo, Inc. (G)	250,000	17,107,500
Philip Morris International Inc.	160,000	13,382,400
Procter & Gamble Co.	175,000	11,880,750
Safeway Inc. (B)	340,000	6,150,600
Senomyx, Inc. (B) (C)	1,284,400	2,157,792
Unilever plc ADR	325,000	12,584,000

		115,957,448

Energy — 10.4%
Anadarko Petroleum Corp.	50,000	3,715,500
Chevron Corp.	156,000	16,869,840
CONSOL Energy Inc.	73,700	2,365,770
Exxon Mobil Corp. (G)	105,000	9,087,750
Halliburton Co. (F)	150,000	5,203,500
Kinder Morgan Inc.	170,000	6,006,100
National Oilwell Varco, Inc. (F)	100,000	6,835,000
Noble Corp. (C)	120,000	4,178,400
Peabody Energy Corp.	38,560	1,026,082
Petroleum & Resources Corp. (D)	2,186,774	52,307,634
Schlumberger Ltd.	120,000	8,314,800
Seadrill Ltd.	40,000	1,472,000
Spectra Energy Corp.	107,580	2,945,540

		120,327,916

Financials — 14.9%
Banks — 4.2%
Fifth Third Bancorp	630,000	9,569,700
Hancock Holding Co.	160,000	5,078,400
PNC Financial Services Group, Inc.	250,000	14,577,500
Wells Fargo & Co.	560,000	19,140,800

		48,366,400

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2012

	Shares	Value (A)
Diversified Financials — 6.4%
Affiliated Managers Group, Inc. (C)	40,000	$5,206,000
Bank of America Corp.	930,000	10,788,000
Bank of New York Mellon Corp.	403,775	10,377,017
Capital One Financial Corp.	225,000	13,034,250
JPMorgan Chase & Co.	600,000	26,382,000
T. Rowe Price Group, Inc.	135,000	8,792,550

		74,579,817

Insurance — 3.0%
ACE Ltd. (C)	165,000	13,167,000
AXIS Capital Holdings, Ltd.	220,000	7,620,800
MetLife Inc.	435,000	14,328,900

		35,116,700

Real Estate — 1.3%
American Campus Communities, Inc.	90,000	4,151,700
Digital Realty Trust, Inc.	70,000	4,752,300
HCP, Inc.	125,000	5,647,500

		14,551,500

Health Care — 13.0%
Bristol-Myers Squibb Co.	159,061	5,183,798
Catamaran Corp. (C)	180,000	8,479,800
Celgene Corp. (C)	120,000	9,446,400
Covidien plc	120,000	6,928,800
Express Scripts Holding Co. (C)	215,000	11,610,000
Gilead Sciences, Inc. (C)	170,000	12,486,500
Hologic, Inc. (C)	420,000	8,412,600
Intuitive Surgical, Inc. (C)	7,500	3,677,775
Johnson & Johnson	170,000	11,917,000
McKesson Corp.	116,000	11,247,360
MEDNAX, Inc. (C)	70,000	5,566,400
Medtronic, Inc.	130,000	5,332,600
Pfizer Inc.	690,000	17,305,200
Teva Pharmaceutical Industries Ltd. ADR	220,000	8,214,800
UnitedHealth Group Inc.	287,500	15,594,000
WellCare Health Plans, Inc. (C)	14,000	681,660
Zimmer Holdings, Inc.	115,000	7,665,900

		149,750,593

Industrials — 10.8%
Boeing Co. (F)	150,000	11,304,000
Caterpillar Inc. (F)	120,000	10,749,600
Eaton Corp. plc	205,000	11,111,000
Emerson Electric Co.	110,000	5,825,600
FedEx Corp.	75,000	6,879,000
General Electric Co.	730,000	15,322,700
Honeywell International Inc.	255,000	16,184,850
Kansas City Southern	75,000	6,261,000
Masco Corp.	725,000	12,078,500
Norfolk Southern Corp.	35,000	2,164,400
Spirit AeroSystems Holdings, Inc. (Class A) (C)	500,000	8,485,000
Terex Corp. (C) (F)	285,000	8,011,350
United Technologies Corp.	127,500	10,456,275

		124,833,275

Information Technology — 19.3%
Semiconductors — 1.3%
Broadcom Corp. (Class A) (C)	100,000	3,321,000
Intel Corp.	570,000	11,759,100

		15,080,100

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2012

	Principal/ Shares	Value (A)
Software & Services — 9.7%
Automatic Data Processing, Inc.	200,000	$11,402,000
Cognizant Technology Solutions Group (Class A) (C)	160,000	11,848,000
eBay Inc. (C)	150,000	7,653,000
Google Inc. (Class A) (C)	26,000	18,443,620
International Business Machines Corp.	105,000	20,112,750
MasterCard, Inc.	15,000	7,369,200
Microsoft Corp.	700,000	18,711,000
Oracle Corp.	500,000	16,660,000

		112,199,570

Technology Hardware & Equipment — 8.3%
Apple Inc. (G)	93,000	49,571,790
Cisco Systems, Inc.	700,000	13,755,000
F5 Networks, Inc. (C)	30,000	2,914,500
Hewlett-Packard Co.	250,000	3,562,500
NetApp, Inc. (C)	35,000	1,174,250
QUALCOMM Inc.	400,000	24,808,000

		95,786,040

Materials — 3.9%
CF Industries Holdings, Inc. (F)	38,531	7,827,958
Cliffs Natural Resources Inc. (B) (F)	65,000	2,506,400
Dow Chemical Co.	360,000	11,635,200
Freeport-McMoRan Copper & Gold Inc. (F)	165,700	5,666,940
LyondellBasell Industries N.V. (Class A)	40,000	2,283,600
Potash Corporation of Saskatchewan Inc.	130,100	5,293,769
Praxair, Inc. (F)	67,500	7,387,875
Teck Resources Ltd. (Class B) (F)	76,000	2,762,600

		45,364,342

Telecom Services — 4.0%
AT&T Corp.	550,000	18,540,500
CenturyLink, Inc.	360,000	14,083,200
Verizon Communications Inc.	300,000	12,981,000

		45,604,700

Utilities — 2.6%
Calpine Corp. (C)	300,000	5,439,000
IDACORP, Inc.	125,000	5,418,750
NiSource Inc.	210,000	5,226,900
Northeast Utilities	96,000	3,751,680
South Jersey Industries, Inc.	100,000	5,033,000
Wisconsin Energy Corp.	150,000	5,527,500

		30,396,830

Total Common Stocks (Cost $1,010,947,858)		1,153,761,081

Short-Term Investments — 0.0%
Money Market Account — 0.0%
M&T Bank, 0.20%	$455,046	455,046

Money Market Funds — 0.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.18% (E)	100,000	100,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (E)	10,000	10,000

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2012

	Shares	Value (A)
Vanguard Federal Money Market, 0.01% (E)	10,000	$10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.05% (E)	10,000	10,000

		130,000

Total Short-Term Investments (Cost $585,046)		585,046

Securities Lending Collateral — 1.5% (Cost $17,166,879)
Money Market Funds — 1.5%
Invesco Short-Term Investment Trust–Liquid Assets Portfolio (Institutional Class), 0.15% (E)	17,166,879	17,166,879

Total Investments — 101.3% (Cost $1,028,699,783)		1,171,513,006
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.3)%		(15,515,969)

Net Assets — 100.0%		$1,155,997,037

Notes:
(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $12,152,411.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $13,526,500.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 15, 2013

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended December 31, 2012

(unaudited)

	Shares
	Additions		Reductions		Held Dec. 31, 2012
Apple Inc.	7,000		2,000		93,000
Bed Bath & Beyond Inc.	130,000				130,000
Calpine Corp.	300,000				300,000
Catamaran Corp.	120,000				180,000
Coach, Inc.	10,000				100,000
Covidien plc	120,000				120,000
Digital Realty Trust, Inc.	25,000				70,000
Eaton Corp. plc	205,000	(1)			205,000
Fifth Third Bancorp.	180,000				630,000
General Mills, Inc.	50,000				230,000
Google Inc. (Class A)	3,600				26,000
HCP, Inc.	10,000				125,000
Hologic Inc.	420,000				420,000
IDACORP, Inc.	13,000				125,000
International Business Machines Corp.	15,000				105,000
Intuitive Surgical, Inc.	2,500				7,500
Kansas City Southern	25,000				75,000
Kinder Morgan Inc.	30,000				170,000
LyondellBasell Industries N.V. (Class A)	40,000				40,000
MasterCard, Inc.	15,000				15,000
MEDNAX, Inc.	70,000				70,000
MetLife Inc.	150,000				435,000
Philip Morris International Inc.	10,000				160,000
PNC Financial Services Group, Inc.	15,000				250,000
QUALCOMM Inc.	100,000				400,000
UnitedHealth Group Inc.	40,000				287,500
WellCare Health Plans, Inc.	14,000				14,000
ADTRAN, Inc.			135,000		—
Air Products & Chemicals, Inc.			30,000		—
Amerigroup Corp.			115,000		—
Bunge Ltd.			30,000		100,000
Cisco Systems, Inc.			150,000		700,000
Eaton Corp.			205,000	(1)	—
Emerson Electric Co.			60,000		110,000
FedEx Corp.			40,000		75,000
Gilead Sciences, Inc.			45,000		170,000
Life Technologies Corp.			125,000		—
McDonald’s Corp.			60,000		180,000
MDU Resources Group, Inc.			274,600		—
Medtronic, Inc.			220,000		130,000
NetApp, Inc.			90,000		35,000
Norfolk Southern Corp.			40,000		35,000
Pfizer Inc.			110,000		690,000
Procter & Gamble Co.			105,000		175,000
Prudential Financial, Inc.			100,000		—
Spectra Energy Corp.			40,000		107,580
Wells Fargo & Co.			50,000		560,000

(1)	Received one share of Eaton Corp. plc for each share of Eaton Corp. surrendered in merger.

THE ADAMS EXPRESS COMPANY

(unaudited)

Calendar year- end	Market value of original investment	Cumulative market value of shares from capital gains distributions	Cumulative market value of shares from income dividends	Total market value	Net asset value of total shares
1998	$10,971	$715	$194	$11,880	$14,518
1999	13,830	1,885	444	16,159	19,391
2000	12,980	2,900	554	16,434	18,562
2001	8,769	3,046	543	12,378	13,971
2002	6,533	2,747	542	9,822	11,263
2003	7,670	3,819	801	12,290	14,222
2004	8,109	4,685	1,110	13,904	15,939
2005	7,757	5,157	1,286	14,200	16,644
2006	8,573	6,450	1,712	16,735	19,137
2007	8,727	7,443	2,126	18,296	20,370
2008	4,963	4,722	1,486	11,171	13,369
2009	6,243	6,410	2,095	14,748	17,448
2010	6,626	7,366	2,445	16,437	19,396
2011	5,958	7,387	2,404	15,749	18,853
2012	6,546	8,934	2,932	18,412	21,611

Illustration of an assumed

15 year investment of $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1998–2012. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by shareholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

$30,000
$20,000
$10,000
Net Asset Value of Total Shares
Total Market Value
Initial Net Asset Value $11,750
$21,611
$18,412
$2,932
$8,934
$6,546
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
Net Asset Value of Total Shares
Market Value of Original Investment
Cumulative Market Value of Shares from Capital Gains Distributions
Cumulative Market Value of Shares from Income Dividends

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Income Dividends Per Share*	Capital Gains Distributions Per Share*	Total Dividends and Distributions Per Share*	Annual Distribution Rate**
1998	$1,688,080,336	77,814,977	$21.69	$17.75	$.30	$1.10	$1.40	8.2%
1999	2,170,801,875	80,842,241	26.85	22.38	.26	1.37	1.63	8.5
2000	1,951,562,978	82,292,262	23.72	21.00	.22	1.63	1.85	7.8
2001	1,368,366,316	85,233,262	16.05	14.22	.26	1.39	1.65	9.6
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.2
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.8
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.1
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.7
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.8
2007	1,378,479,527	87,668,847	15.72	14.12	.32	.71	1.03	7.1
2008	840,012,143	87,406,443	9.61	8.03	.26	.38	.64	5.7
2009	1,045,027,339	87,415,193	11.95	10.10	.15	.30	.45	5.2
2010	1,124,671,966	88,885,186	12.65	10.72	.14	.37	.51	5.1
2011	1,050,733,678	91,073,899	11.54	9.64	.15	.50	.65	6.1
2012	1,155,997,037	93,029,724	12.43	10.59	.18	.49	.67	6.3

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year in years prior to 2011 and for the twelve months ended October 31 beginning in 2011, which is consistent with the calculation to determine the minimum distribution rate commitment announced in September 2011.

This report, including the financial statements herein, is transmitted to the shareholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund’s or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

BOARD OF DIRECTORS

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors

Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 71	Director	One Year	Since 1983	Professor of Finance and Economics at the Graduate School of Business, Columbia University, formerly Vice Dean of Academic Affairs.	Two	Director of Petroleum & Resources Corporation (investment company), Aberdeen Asset Management Funds (6 funds) (investment companies), Credit Suisse Asset Management Funds (“CSAM”) (9 funds) (investment companies), Epoch Holdings Corporation (asset management), and Mirae Asset Discovery Funds (6 funds) (investment companies). In addition to the CSAM funds referred to above, Dr. Arzac served as a director of 8 other funds at CSAM and as a director of Starcomms Plc (telecommunications) within the past five years.
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 69	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of Petroleum & Resources Corporation (investment company), Borg-Warner Inc. (industrial), and Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 56	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of Petroleum & Resources Corporation (investment company).
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 88	Director	One Year	Since 1982	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously, Executive Vice President and Director of New York Telephone Company.	Two	Director of Petroleum & Resources Corporation (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 60	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of Petroleum & Resources Corporation (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group of PA Consulting Group (energy consultants).	Two	Director of Petroleum & Resources Corporation (investment company) and during the past five years also served as a director of Ormat Technologies, Inc. (geothermal and renewable energy).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors (continued)

Kathleen T. McGahran, Ph.D., J.D., C.P.A. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 62	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Stern School of Business, New York University. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of Petroleum & Resources Corporation (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director	One Year	Since 2005	Chief Operating Officer and Manager of Algenol LLC (ethanol manufacturing). Formerly, President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries) and Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals & biotechnology).	Two	Director of Petroleum & Resources Corporation (investment company), Depomed, Inc. (specialty pharmaceuticals), and during the past five years also served as a director of LaJolla Pharmaceutical Company and Algenol Biofuels, Inc. (ethanol manufacturing).

Interested Director
Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director, Chairman and CEO	One Year	Director Since 1989; Chairman of the Board Since 1991	Chairman and CEO of the Fund and Chairman and CEO of Petroleum & Resources Corporation.	Two	Director of Petroleum & Resources Corporation (investment company).

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to stockholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website at www.adamsexpress.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Annual Certification

The Fund’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2012 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website at www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information” and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

THE ADAMS EXPRESS COMPANY

Board Of Directors

Enrique R. Arzac [2,3] Phyllis O. Bonanno [1,3,5] Kenneth J. Dale [2,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [1,4,5]	Roger W. Gale [2,4] Kathleen T. McGahran [2,3] Douglas G. Ober [1] Craig R. Smith [1,3,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer

David D. Weaver, CFA	President

Nancy J.F. Prue, CFA	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

Richard A. Church	Vice President — Research

David R. Schiminger, CFA	Vice President — Research

D. Cotton Swindell, CFA	Vice President — Research

Brian S. Hook, CFA, CPA	Chief Financial Officer and Treasurer

Christine M. Sloan, CPA	Assistant Treasurer

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(877)260-8188

Website: www.amstock.com

E-mail: info@amstock.com

ADAMS

EXPRESS

COMPANY

INVEST | PROTECT | GROW

THE ADAMS EXPRESS COMPANY

SEVEN ST. PAUL STREET

SUITE 1140

BALTIMORE, MD 21202

(410) 752-5900 or (800) 638-2479

www.adamsexpress.com

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted, there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The directors on the registrant's audit committee whom the Board of Directors has determined meet such definition are Enrique R. Arzac and Kathleen T. McGahran, who are independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by the registrant's independent registered public accounting firm, PricewaterhouseCoopers LLP, for the audit of the registrant's annual financial statements and review of the registrant's semi-annual financial statements for 2012 and 2011 were $71,167 and $69,610, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2012 and 2011.

(c) Tax Fees. The aggregate fees for professional services rendered to the registrant by PricewaterhouseCoopers LLP for the review of the registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2012 and 2011 were $7,521 and $6,021, respectively.

(d) All Other Fees. The aggregate fees for services rendered to the registrant by PricewaterhouseCoopers LLP, other than for the services referenced above, for 2012 and 2011 were $6,617 and $5,821, respectively, which related to the review of the registrant's procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a related report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a related report to the Chief Executive Officer.

(e)	(1)

The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the audit committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the registrant; and whether the service could enhance the registrant's ability to manage or control risk or improve financial statement audit and review quality. The audit committee may delegate pre-approval authority to its Chair. Any pre-approvals by the Chair under this delegation are to be reported to the audit committee at its next scheduled meeting. All services performed in 2012 were pre-approved by the audit committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2012 and 2011 were $14,138 and $11,842, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are: Enrique R. Arzac, Chair, Kenneth J. Dale, Roger W. Gale and Kathleen T. McGahran.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The Adams Express Company ("Adams") follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that shareholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our shareholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan cannot be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most shareholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) As of the date of this filing, Mark E. Stoeckle, Chief Executive Officer, David W. Weaver, President, and Nancy J.F. Prue, Executive Vice President, comprise the 3 person portfolio management team for the registrant. Mr. Stoeckle has served as portfolio manager for the registrant since February 11, 2013; prior thereto, he served as Chief Investment Officer, U.S. Equities and Global Sector Funds, for BNP Paribas Investment Partners in Boston, MA. Mr. Weaver has been a member of the portfolio management team since March 2008 and Ms. Prue has been such since March 2010. Mr. Weaver has served as President for the registrant since March 2010. Prior thereto, Mr. Weaver served as Executive Vice President for the registrant from March 2008 to March 2010, as Vice President-Research from January 2007 to March 2008 and as a research analyst from 2004 to January 2007. Ms. Prue has served as Executive Vice President for the registrant since March 2010. Prior thereto, Ms. Prue served as a research analyst for the registrant and as an officer of Petroleum & Resources Corporation (Petroleum). Mr. Stoeckle is the lead member of the portfolio management team. Messrs. Stoeckle and Weaver and Ms. Prue receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Messrs. Stoeckle and Weaver and Ms. Prue also serve on the portfolio management team for the registrant's non-controlled affiliate, Petroleum, a registered investment company with total net assets of $732,988,462 as of December 31, 2012. Mr. Stoeckle is Chief Executive Officer of Petroleum, Ms. Prue is President and Mr. Weaver is Executive Vice President. The Petroleum fund is a non-diversified fund specializing in the energy and natural resources sectors and the registrant is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and policies and procedures are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) As of December 31, 2012, registrant's portfolio managers (Mr. Stoeckle was not a portfolio manager of registrant at that time) are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a three-fourths weighting for the Chief Executive Officer and a two-thirds weighting for other portfolio managers, and individual performance, with a one-fourth weighting for the Chief Executive Officer and a one-third weighting for other portfolio managers. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the President and the Executive Vice President. Fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value ("NAV") over each of the two periods is used to determine a base percentage of target, which is then adjusted by performance relative to the S&P 500 Index. Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by shareholders in 2005 and reapproved in 2010, can take several forms. For 2012, grants of restricted stock were made to Mr. Weaver and Ms. Prue on January 12, 2012, which vest three years after grant, but only upon the achievement of specified performance criteria. The target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's three-year average annual NAV total return meets or exceeds the three-year average annual total return of a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Mutual Funds Average ("Hypothetical Portfolio"). Depending on the level of registrant's outperformance or underperformance of the Hypothetical Portfolio on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and will vest. The structure of the compensation that the portfolio managers receive from Petroleum is the same as that for registrant with the exceptions that (a) the portfolio managers' cash incentive compensation is based on a comparison with the performance of an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index and (b) for the equity incentive compensation from Petroleum, the Hypothetical Portfolio that is used for determining the number of shares of restricted stock that will vest is comprised of a 50/50 blend of (1) an 80/20 blend of the Dow Jones U.S. Oil and Gas Index and the Dow Jones U.S. Basic Materials Index (for 50%) and (2) the Lipper Global Natural Resources Fund Index (for 50%).

(4) As of February 11, 2013, Mr. Stoeckle is being compensated with a base salary, annual cash incentive bonus, and an annual equity incentive bonus. Upon commencing service with the registrant, Mr. Stoeckle also received a sign-on cash bonus and two equity incentive bonuses, the first of which vests in one year from the date of grant and the second of which is comprised of restricted shares that will vest in one-third tranches on each of the next three anniversaries of the grant date, provided that he remains in the registrant's employ on those dates. For his services in 2013 and the future, the structure of his compensation will be the same as is described for the other members of the portfolio management team in subparagraph (3) above, except that, for his annual equity incentive compensation for 2013 from both the registrant and Petroleum, a minimum amount has been contractually agreed upon.

(5) Using a valuation date of December 31, 2012, Mr. Weaver and Ms. Prue each beneficially owned equity securities in the registrant valued between $100,001 and $500,000. Using a valuation date of February 11, 2013, Mr. Stoeckle beneficially owned equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	-----------------------------------		-----------------------------------	----------------------------------		-----------------------------------
January 2012	0		$0.00	0		4,446,272
February 2012	0		$0.00	0		4,446,272
March 2012	0		$0.00	0		4,446,272
April 2012	0		$0.00	0		4,446,272
May 2012	0		$0.00	0		4,446,272
June 2012	0		$0.00	0		4,446,272
July 2012	0		$0.00	0		4,446,272
August 2012	0		$0.00	0		4,446,272
September 2012	0		$0.00	0		4,446,272
October 2012	0		$0.00	0		4,446,272
November 2012	0		$0.00	0		4,446,272
December 2012	0		$0.00	0		4,555,295	(2)
	-----------------------------------		-----------------------------------	-----------------------------------
Total	0	(1)	$0.00	0	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 8, 2011.

(2.b) The share amount approved in 2011 was 5% of outstanding shares, or 4,446,272 shares.

(2.c) The Plan was set to expire on December 31, 2012, but was extended by the Board on December 13, 2012, authorizing purchases of up to 5% of the outstanding shares, or 4,555,295 shares, through December 31, 2013.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Adams Express Company

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer
(Principal Executive Officer)

Date:	February 26, 2013

By:	/s/ Brian S. Hook
Brian S. Hook
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	February 26, 2013